Exhibit 99.2

Forward-Looking Statements

Statements in this presentation regarding First Marblehead’s expectations and future performance, including with regard to the future performance of securitization trusts that First Marblehead has facilitated (the “Trusts”), as well as any other statements that are not purely historical, constitute forward-looking statements for purposes of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on our historical performance, the historical performance of the Trusts, and on our plans, estimates and expectations as of May 10, 2011. The inclusion of this forward-looking information should not be regarded as a representation by us or any other person that the future results, plans, projections, estimates or expectations contemplated will actually be achieved. You are cautioned that matters subject to forward-looking statements involve known and unknown risks and uncertainties, including economic, legislative, regulatory, competitive and other factors, which may cause actual results, including the performance of the Trusts and resulting cash flows, or the timing of events, to be materially different than those expressed or implied by our forward-looking statements. Important factors that could cause or contribute to such differences include: degradation of credit quality, credit enhancement or performance of the Trusts’ loan portfolios; economic, legislative, regulatory, competitive and other factors affecting default, recovery and prepayment rates on the Trusts’ loan portfolios, including general economic conditions, the consumer credit environment, interest rates and unemployment rates; collections and risk mitigation strategies and programs, which may affect recovery rates and relative rates of forbearance, delinquency, and default; borrower defaults and the Trusts’ ability to recover principal and interest from such borrowers; capital market receptivity to private education loan asset-backed securities; distributions from time to time pursuant to the plan of reorganization of The Education Resources Institute, Inc., the former third-party guarantor of the Trusts’ underlying loans; changes to bankruptcy laws that could affect the non-dischargeable status of education-related loans; and the other factors set forth under the caption “risk factors” in our quarterly report on Form 10-Q filed with the Securities and Exchange Commission on February 9, 2011. We specifically disclaim any obligation to update any forward-looking statements as a result of developments occurring after May 10, 2011.

Disclaimer

The information in this presentation is intended to provide a broad overview of a portfolio of private education loans previously facilitated by First Marblehead. Neither First Marblehead nor any other party is offering any securities by making this presentation or soliciting any action based upon the information provided. Nothing in this presentation should be relied upon as a representation by First Marblehead, or any other person, as to the future performance of any securitization trust described in this presentation or as to any securities that may be issued in the future. The information contained herein is intended to be illustrative only, and historical collateral pools may not be representative of any future collateral pool. Investing in our common stock involves a high degree of risk. Prior to purchasing any shares, you should carefully consider the risks and uncertainties described in the reports we file from time to time with the Securities and Exchange Commission.

FirstMarblehead

NCMSLT (closed: 11/01/01)
2003-1 (closed: 12/11/03)
2004-1 (closed: 06/10/04)
2004-2 (closed: 10/28/04)
2005-1 (closed: 02/23/05)
2005-2 (closed: 06/09/05)
2005-3 (closed: 10/12/05)
2006-1 (closed: 03/09/06)
2006-2 (closed: 06/08/06)
2006-3 (closed: 09/28/06)
2006-4 (closed: 12/07/06)
2007-1 (closed: 03/08/07)
105%
103%
101%
99%
97%
95%
93%
91%
89%
87%
85%
0
12
24
36
48
60
72
84
96
108

Trust parity ratios
As of March 31, 2011
NCMSLT
Parity
Ratio:
trust assets
(loan pool
balance plus
trust
accounts)
divided by
liabilities
(bonds
outstanding)
Months Since Inception
2003-1
2004-1
2005-1
2005-2
2005-3
2006-1
2004-2
2006-2
2006-
4
2007-
2
2007-3, 2007-4
2007-
1
2006-3

FirstMarblehead

FMC Net Recovery Rates (by Year of Default)
Net Recovery Rate
60%
55%
50%
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
0 5 10 15 20 25 30 35 40 45 50 55 60 65 70 75 80 85 90 95
Months Since Year of Default
2002
2003
2004
2005
2006
2007
2008
2009
2010
Weighted Average of Trusts 2002 - 2006

Net recovery rates
As of March 31, 2011
Net
Recoveries:
recoveries
(either in the
form of cash or
repurchased
loans) net of
collection
costs.
Note: 2002 Vintage recovery rates experienced volatility in certain months due to a small balance of defaulted loans that experienced a delay in recovery.

FirstMarblehead

Six Month Rolling CPR by Trust
10%
9%
8%
7%
6%
5%
4%
3%
2%
1%
0%
6 9 12 15 18 21 24 27 30 33 36 39 42 45 48 51 54 57 60 63 66 69 72 75 78 81 84 87 90 93 96 99 102 105 108 111
Months Since Trust Inception
NCMSLT
NCSLT 2003-1
NCLST 2004-1
NCSLT 2004-2
NCSLT 2005-1
NCSLT 2005-2
NCSLT 2005-3
NCSLT 2006-1
NCSLT 2006-2
NCSLT 2006-3
NCSLT 2006-4
NCSLT 2007-1
NCSLT 2007-2
NCSLT 2007-3
NCSLT 2007-4

Six month rolling prepayment rates
Updated through March 31, 2011*
*Average prepayment rate during preceding six month period. NCMSLT as of December 31, 2010 (most recent quarterly reporting date). NCSLT 2003-1 as of
 January 31, 2011 (most recent quarterly reporting date). NCSLT 2004-1 as of February 28, 2011 (most recent quarterly reporting date).

FirstMarblehead

Deferment - Principal & Interest
Deferment - Principal Only
Forbearance
Repayment
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
% of Portfolio
NCMSLT
2003-1
2004-1
2004-2
2005-1
2005-2
2005-3
2006-1
2006-2
2006-3
2006-4
2007-1
2007-2
2007-3
2007-4
NCSLT Trust

NCSLT Trust payment status
As of March 31, 2011
Source: First Marblehead

NCMSLT
70%
60%
50%
40%
30%
20%
10%
0%
Segment 1
Segment 2
Segment 3

NCMSLT
70%
60%
50%
40%
30%
20%
10%
0%
Segment 1
Segment 2
Segment 3
Not in repayment[3]
In Repayment

Payment Status by Risk Segment1
NCMSLT as of March 31, 2011
(1) Please refer to our most recent Form 10-Q, filed February 9, 2011, for a description of credit risk segments
(2) Outstanding aggregate principal and capitalized interest balance as of March 31, 2011
(3) Loans “not in repayment” include loans in deferment or forbearance status as of March 31, 2011
Segment Distribution by Original Loan Amount
Segment Distribution by Outstanding Loan Amount2

FirstMarblehead

NCSLT 2003-1
70%
60%
50%
40%
30%
20%
10%
0%
Segment 1
Segment 2
Segment 3

NCSLT 2003-1
70%
60%
50%
40%
30%
20%
10%
0%
Segment 1
Segment 2
Segment 3
Not in repayment[3]
In Repayment

Payment Status by Risk Segment1
NCSLT 2003-1 as of March 31, 2011
Segment Distribution by Original Loan Amount
Segment Distribution by Outstanding Loan Amount2
(1) Please refer to our most recent Form 10-Q, filed February 9, 2011, for a description of credit risk segments
(2) Outstanding aggregate principal and capitalized interest balance as of March 31, 2011
(3) Loans “not in repayment” include loans in deferment or forbearance status as of March 31, 2011

NCSLT 2004-1
70%
60%
50%
40%
30%
20%
10%
0%
Segment 1
Segment 2
Segment 3

NCSLT 2004-1
70%
60%
50%
40%
30%
20%
10%
0%
Segment 1
Segment 2
Segment 3
Not in repayment[3]
In Repayment

Payment Status by Risk Segment1
NCSLT 2004-1 as of March 31, 2011
Segment Distribution by Original Loan Amount
Segment Distribution by Outstanding Loan Amount2
(1) Please refer to our most recent Form 10-Q, filed February 9, 2011, for a description of credit risk segments
(2) Outstanding aggregate principal and capitalized interest balance as of March 31, 2011
(3) Loans “not in repayment” include loans in deferment or forbearance status as of March 31, 2011

NCSLT 2004-2

70%
60%
50%
40%
30%
20%
10%
0%
Segment 1
Segment 2
Segment 3

NCSLT 2004-2

70%
60%
50%
40%
30%
20%
10%
0%
Segment 1
Segment 2
Segment 3
Not in repayment[3]
In Repayment

Payment Status by Risk Segment1
NCSLT 2004-2 as of March 31, 2011
Segment Distribution by Original Loan Amount
Segment Distribution by Outstanding Loan Amount2
(1) Please refer to our most recent Form 10-Q, filed February 9, 2011, for a description of credit risk segments
(2) Outstanding aggregate principal and capitalized interest balance as of March 31, 2011
(3) Loans “not in repayment” include loans in deferment or forbearance status as of March 31, 2011

FirstMarblehead

NCSLT 2005-1
70%
60%
50%
40%
30%
20%
10%
0%
Segment 1
Segment 2
Segment 3

NCSLT 2005-1
70%
60%
50%
40%
30%
20%
10%
0%
Segment 1
Segment 2
Segment 3
Not in repayment[3]
In Repayment

Payment Status by Risk Segment1
NCSLT 2005-1 as of March 31, 2011
Segment Distribution by Original Loan Amount
Segment Distribution by Outstanding Loan Amount2
(1) Please refer to our most recent Form 10-Q, filed February 9, 2011, for a description of credit risk segments
(2) Outstanding aggregate principal and capitalized interest balance as of March 31, 2011
(3) Loans “not in repayment” include loans in deferment or forbearance status as of March 31, 2011

FirstMarblehead

NCSLT 2005-2
70%
60%
50%
40%
30%
20%
10%
0%
Segment 1
Segment 2
Segment 3

NCSLT 2005-2
70%
60%
50%
40%
30%
20%
10%
0%
Segment 1
Segment 2
Segment 3
Not in repayment[3]
In Repayment

Payment Status by Risk Segment1
NCSLT 2005-2 as of March 31, 2011
Segment Distribution by Original Loan Amount
Segment Distribution by Outstanding Loan Amount2
(1) Please refer to our most recent Form 10-Q, filed February 9, 2011, for a description of credit risk segments
(2) Outstanding aggregate principal and capitalized interest balance as of March 31, 2011
(3) Loans “not in repayment” include loans in deferment or forbearance status as of March 31, 2011

FirstMarblehead

NCSLT 2005-3
70%
60%
50%
40%
30%
20%
10%
0%
Segment 1
Segment 2
Segment 3

NCSLT 2005-3
70%
60%
50%
40%
30%
20%
10%
0%
Segment 1
Segment 2
Segment 3
Not in repayment[3]
In Repayment

Payment Status by Risk Segment1
NCSLT 2005-3 as of March 31, 2011
Segment Distribution by Original Loan Amount
Segment Distribution by Outstanding Loan Amount2
(1) Please refer to our most recent Form 10-Q, filed February 9, 2011, for a description of credit risk segments
(2) Outstanding aggregate principal and capitalized interest balance as of March 31, 2011
(3) Loans “not in repayment” include loans in deferment or forbearance status as of March 31, 2011

FirstMarblehead

NCSLT 2006-1
70%
60%
50%
40%
30%
20%
10%
0%
Segment 1
Segment 2
Segment 3

NCSLT 2006-1
70%
60%
50%
40%
30%
20%
10%
0%
Segment 1
Segment 2
Segment 3
Not in repayment[3]
In Repayment

Payment Status by Risk Segment1
NCSLT 2006-1 as of March 31, 2011
Segment Distribution by Original Loan Amount
Segment Distribution by Outstanding Loan Amount2
(1) Please refer to our most recent Form 10-Q, filed February 9, 2011, for a description of credit risk segments
(2) Outstanding aggregate principal and capitalized interest balance as of March 31, 2011
(3) Loans “not in repayment” include loans in deferment or forbearance status as of March 31, 2011

FirstMarblehead

NCSLT 2006-2
70%
60%
50%
40%
30%
20%
10%
0%
Segment 1
Segment 2
Segment 3

NCSLT 2006-2
70%
60%
50%
40%
30%
20%
10%
0%
Segment 1
Segment 2
Segment 3
Not in repayment[3]
In Repayment

Payment Status by Risk Segment1
NCSLT 2006-2 as of March 31, 2011
Segment Distribution by Original Loan Amount
Segment Distribution by Outstanding Loan Amount2
(1) Please refer to our most recent Form 10-Q, filed February 9, 2011, for a description of credit risk segments
(2) Outstanding aggregate principal and capitalized interest balance as of March 31, 2011
(3) Loans “not in repayment” include loans in deferment or forbearance status as of March 31, 2011

FirstMarblehead

NCSLT 2006-3
70%
60%
50%
40%
30%
20%
10%
0%
Segment 1
Segment 2
Segment 3

NCSLT 2006-3
70%
60%
50%
40%
30%
20%
10%
0%
Segment 1
Segment 2
Segment 3
Not in repayment[3]
In Repayment

Payment Status by Risk Segment1
NCSLT 2006-3 as of March 31, 2011
Segment Distribution by Original Loan Amount
Segment Distribution by Outstanding Loan Amount2
(1) Please refer to our most recent Form 10-Q, filed February 9, 2011, for a description of credit risk segments
(2) Outstanding aggregate principal and capitalized interest balance as of March 31, 2011
(3) Loans “not in repayment” include loans in deferment or forbearance status as of March 31, 2011

FirstMarblehead

NCSLT 2006-4
70%
60%
50%
40%
30%
20%
10%
0%
Segment 1
Segment 2
Segment 3

NCSLT 2006-4
70%
60%
50%
40%
30%
20%
10%
0%
Segment 1
Segment 2
Segment 3
Not in repayment[3]
In Repayment

Payment Status by Risk Segment1
NCSLT 2006-4 as of March 31, 2011
Segment Distribution by Original Loan Amount
Segment Distribution by Outstanding Loan Amount2
(1) Please refer to our most recent Form 10-Q, filed February 9, 2011, for a description of credit risk segments
(2) Outstanding aggregate principal and capitalized interest balance as of March 31, 2011
(3) Loans “not in repayment” include loans in deferment or forbearance status as of March 31, 2011

NCSLT 2007-1
70%
60%
50%
40%
30%
20%
10%
0%
Segment 1
Segment 2
Segment 3

NCSLT 2007-1
70%
60%
50%
40%
30%
20%
10%
0%
Segment 1
Segment 2
Segment 3
Not in repayment[3]
In Repayment

Payment Status by Risk Segment1
NCSLT 2007-1 as of March 31, 2011
Segment Distribution by Original Loan Amount
Segment Distribution by Outstanding Loan Amount2
(1) Please refer to our most recent Form 10-Q, filed February 9, 2011, for a description of credit risk segments
(2) Outstanding aggregate principal and capitalized interest balance as of March 31, 2011
(3) Loans “not in repayment” include loans in deferment or forbearance status as of March 31, 2011

FirstMarblehead

NCSLT 2007-2
70%
60%
50%
40%
30%
20%
10%
0%
Segment 1
Segment 2
Segment 3

NCSLT 2007-2
70%
60%
50%
40%
30%
20%
10%
0%
Segment 1
Segment 2
Segment 3
Not in repayment
In Repayment

Payment Status by Risk Segment1
NCSLT 2007-2 as of March 31, 2011
Segment Distribution by Original Loan Amount
Segment Distribution by Outstanding Loan Amount2
(1) Please refer to our most recent Form 10-Q, filed February 9, 2011, for a description of credit risk segments
(2) Outstanding aggregate principal and capitalized interest balance as of March 31, 2011
(3) Loans “not in repayment” include loans in deferment or forbearance status as of March 31, 2011

NCSLT 2007-3
70%
60%
50%
40%
30%
20%
10%
0%
Segment 1
Segment 2
Segment 3

NCSLT 2007-3
70%
60%
50%
40%
30%
20%
10%
0%
Segment 1
Segment 2
Segment 3
Not in repayment[3]
In Repayment

Payment Status by Risk Segment1
NCSLT 2007-3 as of March 31, 2011
Segment Distribution by Original Loan Amount
Segment Distribution by Outstanding Loan Amount2
(1) Please refer to our most recent Form 10-Q, filed February 9, 2011, for a description of credit risk segments
(2) Outstanding aggregate principal and capitalized interest balance as of March 31, 2011
(3) Loans “not in repayment” include loans in deferment or forbearance status as of March 31, 2011

NCSLT 2007-4
70%
60%
50%
40%
30%
20%
10%
0%
Segment 1
Segment 2
Segment 3

NCSLT 2007-4
70%
60%
50%
40%
30%
20%
10%
0%
Segment 1
Segment 2
Segment 3
Not in repayment
In Repayment

Payment Status by Risk Segment1
NCSLT 2007-4 as of March 31, 2011
Segment Distribution by Original Loan Amount
Segment Distribution by Outstanding Loan Amount2
(1) Please refer to our most recent Form 10-Q, filed February 9, 2011, for a description of credit risk segments
(2) Outstanding aggregate principal and capitalized interest balance as of March 31, 2011
(3) Loans “not in repayment” include loans in deferment or forbearance status as of March 31, 2011